Neuberger & Berman Income Funds Registered
               Supplement to the Prospectus dated February 3, 1997

     The Board of Trustees voted on September 24, 1997 to recommend to the shareholders of Neuberger & Berman Ultra Short Bond Fund ("Ultra Short") a transaction in which Ultra Short would sell substantially all of its assets to Neuberger & Berman Limited Maturity Bond Fund ("Limited Maturity"), effective at the close of business on February 27, 1998. Shareholders of Ultra Short would receive shares of Limited Maturity in exchange for their shares of Ultra Short, and Ultra Short would cease operations.

     The Board also voted on September 24, 1997 to approve the dissolution of Neuberger & Berman New York Insured Intermediate Fund ("New York Insured Intermediate"), effective October 24, 1997. Investors holding shares of New York Insured Intermediate on that date will receive proceeds in the amount of the net asset value of their shares as of the close of business on that day. Effective September 25, 1997, sales of new shares of New York Insured Intermediate will be suspended.

     The date of this Supplement is September 25, 1997.